                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

                                   ----------

Filed by the Registrant    [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                                   ----------

                                   Emtec, Inc.
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (check the appropriate box):
[X]    No fee required.

[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

         ----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

         ----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

         ----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
                                                          ---------------------
     (5) Total fee paid:
                         ------------------------------------------------------

[ ]    Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:
                                 ----------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
                                                       ------------------------
     (3) Filing Party:
                       --------------------------------------------------------
     (4) Date Filed:
                     ----------------------------------------------------------

                                   ----------

                        Copies of all communications to:
                                Ira Roxland, Esq.
                        Sonnenschein Nath & Rosenthal LLP
                           1221 Avenue of the Americas
                            New York, New York 10020
                                 (212) 768-6700

                                   EMTEC, INC.
                               572 Whitehead Road
                            Trenton, New Jersey 08619


                               ------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD ON MARCH 7, 2005

                               ------------------



Dear Stockholders,

         On Monday, March 7, 2005, Emtec, Inc. will hold its Annual Meeting of Stockholders at the Courtyard Marriott Hotel, 260 Scotch Road, Ewing, New Jersey 08628. The meeting will begin at 11:00 a.m.

         At the meeting we will:

         o Elect one director to Class A of the Board of Directors to serve for a three year term;

         o Elect one director to Class B of the Board of Directors to serve for a one year term; and

         o     Attend to any other business properly brought before the meeting.


         Only stockholders of record at the close of business on February 4, 2005 are entitled to vote at the annual meeting. Whether or not you plan to attend the annual meeting, please sign and date the enclosed proxy, which is solicited by our board of directors, and promptly return it in the pre-addressed envelope provided for that purpose. Any stockholder may revoke his or her proxy at any time before the annual meeting by giving written notice to such effect, by submitting a subsequently dated proxy or by attending the annual meeting and voting in person.




                                                     /s/ Rosemary Howlett
                                                     ----------------------
                                                     Rosemary Howlett,
                                                     Secretary




Trenton, New Jersey
February 4, 2005

                                   EMTEC, INC.
                               572 Whitehead Road
                            Trenton, New Jersey 08619


                                   -----------

                                 PROXY STATEMENT

                                   -----------





                                TABLE OF CONTENTS



                                                                                   Page
                                                                                   ----
Questions and Answers................................................................1

The Proposal You May Vote On.........................................................3

Stock Ownership......................................................................6

Executive Compensation...............................................................8

Certain Relationships and Related Transactions.......................................10

Performance Graph....................................................................10

Independent Auditors.................................................................11

Stockholder Proposals for the 2005 Annual Meeting....................................12

                              QUESTIONS AND ANSWERS


Q:     WHO IS SOLICITING MY VOTE?

A: This proxy solicitation is being made by Emtec, Inc. Proxies are being solicited by mail, and all expenses of preparing and soliciting such proxies will be paid by us.


Q:     WHEN WAS THE PROXY STATEMENT MAILED TO STOCKHOLDERS?

A: This proxy statement was first mailed to stockholders on or about February 7, 2005.


Q:     WHAT MAY I VOTE ON?

A: The election of one director to Class A of the Board of Directors to serve for a three year term; and the election of one director to Class B of the Board of Directors to serve for a one year term.


Q:     HOW DOES THE BOARD RECOMMEND I VOTE ON THIS PROPOSAL?

A:     The Board recommends a vote FOR the nominees.


Q:     WHO IS ENTITLED TO VOTE?

A:     Stockholders as of the close of business on February 4, 2005 (the Record
       Date) are entitled to vote at the Annual Meeting.


Q:     HOW DO I VOTE?

A: Sign and date each proxy card you receive and return it in the prepaid envelope. If you return your signed proxy card but do not mark the boxes showing how you wish to vote, your shares will be voted FOR each of the nominees. You have the right to revoke your proxy at any time before the meeting by:

       (1) notifying our President and Chief Operating Officer, Ronald A. Seitz, at our address shown above;
       (2) voting in person at the Annual Meeting; or
       (3) returning a later-dated proxy card.

Q:     WHAT IF MY SHARES ARE HELD THROUGH A BANK OR BROKER:

A: Stockholders who hold their shares through a bank or broker can also vote via the Internet if this option is offered by the bank or broker.


Q:     WHO WILL COUNT THE VOTE?

A:     Representatives of our transfer agent, Zions Bank, will count the votes.

Q:     IS MY VOTE CONFIDENTIAL?

A: Proxy cards, ballots and voting tabulations that identify individual stockholders are mailed or returned directly to Zions Bank, and handled in a manner that protects your voting privacy. Your vote will not be disclosed except (1) as needed to permit Zions Bank to tabulate and certify the vote, and (2) as required by law. Additionally, all comments written on the proxy card or elsewhere will be forwarded to management. Your identity will be kept confidential unless you ask that your name be disclosed.

Q:     HOW MANY SHARES CAN VOTE?

A. As of February 4, 2005, 7,380,498 shares of common stock were issued and outstanding. Every holder of common stock is entitled to one vote for each share held.

Q:     WHAT IS A QUORUM?

A: A "quorum" is a majority of the outstanding shares of our common stock entitled to vote on February 4, 2005. These shares must be present at the meeting, in person or by proxy, for the meeting to be held for the transaction of business.

       If you submit a properly executed proxy card, even if you abstain from voting, then you will be considered part of the quorum. Broker not-votes are abstention by brokers who have proxies that do not have specific voting instructions from their beneficial owners of the shares they hold. Broker non-votes will be counted as part of the quorum.

Q:     HOW MANY VOTES ARE REQUIRED FOR THE APPROVAL OF THE NOMINEES?

A: Directors will be elected by a plurality of the votes cast at the meeting.

Q:     WHO CAN ATTEND THE ANNUAL MEETING:

A: All stockholders on February 4, 2005 can attend. If your shares are held through a broker and you'd like to attend, please bring a copy of your brokerage account statement or an omnibus proxy (which you can get from your broker), and we will permit you to attend the meeting.


Q:     HOW WILL VOTING ON ANY OTHER BUSINESS BE CONDUCTED?

A: We do not know of any business to be considered at the Annual Meeting other than the proposals described in this proxy statement. If any other business is presented at the Annual Meeting, your signed proxy card gives authority to John P. Howlett, our chairman, and Ronald A. Seitz, our President and Chief Operating Officer, to vote on such matters at their discretion.

Q:     WHO ARE THE LARGEST PRINCIPAL STOCKHOLDERS?

A: As of February 4, 2005 John P. Howlett owned 1,400,910 shares of our common stock (19.0%), Ronald A. Seitz owned 829,519 shares (11.2%), Tom Dresser owned 1,029,774 shares (14.0%), Richard Landon owned 984,774 shares (13.3%) and Carla Seitz owned 782,707 shares(10.6%).

                          THE PROPOSAL YOU MAY VOTE ON


ELECTION OF DIRECTORS

         Our Board of Directors currently has four directors, divided into two classes. Three of the directors are class A directors and one of the directors is a class B director. One class A director and one class B director are to be elected at this meeting. Each of the class A directors serves for a term of three years or until his successor is elected and qualified and the class B director serves for a term of one year or until his successor is elected and qualified.

         Mr. Jerd and Mr. Raymond have indicated that they will serve if elected. We do not anticipate that any of them will be unable to stand for election. If that occurred, the Board would designate a substitute. If a substitute were designated, proxies voting on the original director candidate would be cast for the substituted candidate.


Information about the Nominees

Nominee for election to the Board of Directors for a three-year term expiring in 2008.

         R. Frank Jerd                              Director since January 2001

         R. Frank Jerd, age 62, was appointed as a director upon the consummation of our merger with Emtec-NJ on January 17, 2001. Mr. Jerd is, and has been, chief executive officer of Viecore FSD Corporation, a software development company, since May 2002. From 1994 to May 2002, he was a technology consultant for Montauk Capital in New York. He was CEO of Gandalf Systems Corporation from 1993 to 1994. From 1992 to 1993, he was chief executive officer of Benesys, Inc., a medical software company. Mr. Jerd earned a Bachelor of Science Degree in Mathematics at Marshall University.

Nominee for election to the Board of Directors for a one-year term expiring in 2006.

         George F. Raymond                           Director since August 2002

         George F. Raymond, age 67, has been our director since August 22, 2002. Mr. Raymond has been retired from active employment since 1989. Since his retirement, he has worked as a consultant to the information technology industry. In 1972, Mr. Raymond founded Automatic Business Centers, Inc., a payroll process service company and served as its president until its sale to Automatic Data Processing in 1989. In 1965 he co-founded Computer Services Inc, a general purpose data processing service company, which was purchased by Management Data Corp. in 1969. Mr. Raymond served as the president of Computer Services Inc. until 1972. Prior thereto, Mr. Raymond was a management consultant with Touche Ross & Co. from 1961 to 1965. Currently Mr. Raymond serves on the Board of directors of five companies, three of which are publicly traded. The publicly traded companies are BMC Software, DocuCorp International and NationsHelath Inc.

Board Recommendation

         You may vote for or withhold from voting on this matter. Assuming a quorum is present, directors will be elected by a plurality of the votes cast at the meeting.

         YOUR BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF R. FRANK JERD AS A CLASS A DIRECTOR AND FOR THE ELECTION OF GEORGE F. RAYMOND AS A CLASS B DIRECTOR.

Current Directors Whose Terms expire in 2006

         John P. Howlett, age 60, has served as our Chairman of the Board and Chief Executive Officer since January 17, 2001 and Chief Executive Officer of Emtec-NJ since August, 1997 and Chairman of Emtec-NJ since August, 1998. He has been a director of Emtec-NJ since October, 1996. Mr. Howlett was the founder (in
1983) of Cranford, New Jersey-based Comprehensive Business Systems, Inc. (CBSI). CBSI primarily provided microcomputer systems, network integration, training, and data communications to mid-size and Fortune 1000 corporations. In October 1996, CBSI merged into Emtec-NJ. Prior to founding CBSI, Mr. Howlett was with the AT&T Long Lines Division for twelve years. He earned a Bachelor of Science degree in Electrical Engineering from Rose Hulman Institute of Technology in Terre Haute, Indiana, and a Master of Business Administration degree from Fairleigh Dickinson University in New Jersey. A Vietnam veteran, Mr. Howlett served in the U.S. Army for four years.

         Ronald A. Seitz, age 57, has been our President and Chief Operating Officer since February 2003 and Executive Vice-President and a director since January 17, 2001 and Executive Vice President of Emtec-NJ since March, 1996. From April 1995 to March 1996 he was the Chief Operating Officer of Emtec-NJ. He has been a director of Emtec-NJ since April, 1995. Mr. Seitz was the founder (in
1980) of Charleston, South Carolina-based Computer Source, Inc. (CSI). CSI primarily provided microcomputer systems, network integration, and data communications to mid-size and Fortune 1000 corporations. In April 1995, CSI merged with Landress Information Systems of Mt. Laurel, New Jersey to become Emtec-NJ. Prior to founding CSI, Mr. Seitz was employed for six years as an engineer with the U.S. government in Washington, DC. He graduated from North Carolina State University with a Bachelor of Science degree and from George Washington University with an MBA in computer science. Mr. Seitz also holds a DMD degree from the Dental School at the Medical University of South Carolina.


Board and Committee Meetings

         Our business is managed under the direction of the Board of Directors. The Board delegates the conduct of business to the Company's senior management team.

         Our Board usually meets four times a year in regularly scheduled meetings. It may meet more often if necessary. The Board held five meetings in fiscal 2004. Each director attended all of the meetings. The Chairman usually determines the agenda for the meetings. Board members receive the agenda and supporting information in advance of the meetings. Board members may also raise other matters at the meetings.

         Since we are not a listed company, we are not required to establish an audit committee. Our board of directors believes it can conduct all of the functions of an audit committee without unduly burdening the duties and responsibilities of the board members. Our board of directors has determined that Mr. George F. Raymond, an independent member of our board of directors, meets the SEC definition of an "audit committee financial expert."

         Our Board of Directors has adopted a Code of Ethics applicable to all of its employees, including its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer, as well as the members of its board of directors.

         Currently, there is no compensation committee. The members of the entire board deliberate and decide compensation. Neither Mr. Jerd nor Mr. Raymond is or has been an employee or an officer of our company. Mr. Howlett is our Chairman, and Chief Executive Officer, and Mr. Seitz is our President and Chief Operating Officer.

         We do not have a nominating committee as the board has determined, given its relatively small size, to perform this function as a whole. We do not currently have a charter or written policy with regard to the nomination process. At this time, we do not have a formal policy with regard to the consideration of any director candidates recommended by our stockholders because historically we have not received recommendations from our stockholders.

         Qualifications for consideration as a board nominee may vary according to the particular areas of expertise being sought as a complement to the existing board composition. However, in making its nominations, the board of directors considers, among other things, an individual's business experience, industry experience, breadth of knowledge about issues affecting our company, time available for meetings and consultation regarding company matters and other particular skills and experience possessed by the individual.

         Any shareholder recommendation of a director candidate should include the candidate's name, biographical data and a detailed description of the candidate's qualifications for board membership, and should be sent to Emtec, Inc. 572 Whitehead Road, Trenton, New Jersey 08619, Attention: John P. Howlett. Any shareholder recommendations must be submitted in sufficient time for an appropriate evaluation by the board.

Stockholder Communication with Board Members
         We maintain contact information for stockholders, both telephone and email, on our website (www.emtecinc.com) under the heading "About Us -- Investor Relations." By following the link, a stockholder will be given access to our telephone number and mailing address as well as a link for providing email correspondence to Investor Relations. Communications sent to Investor Relations and specifically marked as a communication for our Board will be forwarded to the Board or specific members of the Board as directed in the stockholder communication. In addition, communications received via telephone or mail for the Board are forwarded to the Board by one of our officers.

Board Member Attendance at Annual Meetings

         Our Board of Directors does not have a formal policy regarding attendance of directors at our annual stockholder meetings. All directors attended our 2003 annual meeting of stockholders except R. Frank Jerd and George
F. Raymond.

Director Compensation

         Non-employee directors receive annual compensation of $10,000. Directors also receive stock options at the discretion of the Board. Non-employee directors receive reimbursement of out-of-pocket expenses incurred for each board meeting or committee meeting attended.

                                 STOCK OWNERSHIP


Stock Ownership of Certain Beneficial Owners and Management

         The following table shows, as of February 4, 2005, the beneficial ownership of shares of our common stock held by each of our directors and named executive officers, by each person known by us to be the owner of 5% or more of our common stock and by all current directors and executive officers as a group. The table also includes shares issuable upon exercise of options or warrants shares that are currently exercisable or will be exercisable within 60 days of February 4, 2005.


Name and Address of                                         Amount and Percentage of Beneficial
Beneficial Owner(1)                                                    Ownership(2)
----------------------------------------------------        -----------------------------------
John P. and Rosemary A. Howlett                                1,400,910           19.0%

Ronald A. Seitz                                                  829,519(3)        11.2%

Sam Bhatt                                                         27,631(5)          .4%

R. Frank Jerd                                                     74,630(6)         1.0%

George F. Raymond                                                 60,000(7)          .8%

Tom Dresser                                                    1,029,774           14.0%
3505 S. Ocean Boulevard
Hollywood, FL 33019

Richard Landon                                                   984,774           13.3%
142 York Road
Delran, NJ 08075

Carla Seitz                                                      782,707(4)        10.6%
P.O. Box 2243
Mt. Pleasant, SC 29465

All executive officers and directors as a group                3,175,397(8)        42.2%
(5 persons)


(1) Each stockholder's address is c/o Emtec, 572 Whitehead Road, Bldg#1, Trenton, New Jersey, 08619, unless otherwise indicated.

(2) As used herein, beneficial ownership means the sole or shared power to vote, or direct the voting of, a security, or the sole or shared power to invest or dispose, or direct the investment or disposition, of a security. Except as otherwise indicated, all persons named herein have
         (i) sole voting power and investment power with respect to their shares, except to the extent that authority is shared by spouses under applicable law and (ii) record and beneficial ownership with respect to their shares; also includes any shares issuable upon exercise of options or warrants that are currently exercisable or will become exercisable within 60 days after February 4, 2005.

(3) Excludes 782,707 shares owned by Carla Seitz, Mr. Seitz's spouse. Mr. Seitz disclaims any beneficial interest in these shares.

(4) Excludes 829,519 shares owned by Ronald A. Seitz, Mrs. Seitz's spouse. Mrs. Seitz disclaims any beneficial ownership in these shares.

(5)      Includes 4,877 shares issuable upon the exercise of options.

(6)      Includes 74,630 shares issuable upon the exercise of options.

(7)      Includes 60,000 shares issuable upon the exercise of options.

(8)      Includes 139,507 shares issuable upon the exercise of options

Compliance with Section 16(a) of the Exchange Act of 1934

         Section 16(a) of the Exchange Act requires our directors and executive officers and persons who own beneficially more than 10% of our common stock to file reports of ownership and changes in ownership of such common stock with the Securities and Exchange Commission, and to file copies of such reports with us. Based solely upon a review of the copies of such reports filed with us, we believe that during the fiscal year ended March 31, 2004, such reporting persons complied with the filing requirements of said Section 16(a), except that Mr. Guy Fessenden was not timely in the filing of his Initial Statement of Beneficial Ownership of Securities.

                             EXECUTIVE COMPENSATION

Summary Compensation Table


         The following table sets forth the aggregate compensation that we paid for services rendered to us in all capacities during our fiscal years ended March 31, 2004, 2003 and 2002 by our chief executive officer and by our other executive officers whose cash compensation exceeded $100,000 per year in any such year.

                           Summary Compensation Table


                                                                                     Long Term Compensation
                                                                      ---------------------------------------------------
                                 Annual Compensation                            Awards           Payouts
                               -----------------------                -----------------------    --------
                                                                                                   Long
                                                                       Restricted                  Term         All
    Name and        Fiscal                             Other Annual      Stock       Number of   Incentive     Other
Principal Position   Year       Salary        Bonus    Compensation      Awards       Options     Payouts   Compensation
------------------   ----       ------        -----    ------------      ------       -------     -------   ------------
John P. Howlett      2004      $ 216,300       --            --            --            --          --      $16,173(1)
- Chief Executive    2003      $ 212,000       --            --            --            --          --      $18,553(1)
- Officer            2002      $ 204,000       --            --            --            --          --      $16.750(1)

Ronald A. Seitz
- Chief Operating    2004      $ 216,300       --            --            --            --          --          --
Officer              2003      $ 212,000       --            --            --            --          --      $ 6,642(2)
-and President.      2002      $ 204,000       --            --            --            --          --      $ 6,704(2)


Sam Bhatt            2004      $ 128,757       --            --            --            --          --          --
-Vice President      2003      $ 120,000       --            --            --            --          --          --
-Finance             2002      $ 114,545       --            --            --            --          --          --

Guy Fessenden
-Executive Vice-     2004      $ 176,154       --          $17,500(3)      --            --          --          --
  President          2003      $ 150,000       --          $83,330(3)      --            --          --          --


------------------

(1) Reflects employer contributions for life insurance premiums and for disability insurance premiums.

(2)  Reflects employer contribution for life insurance premiums.

(3)  Reflects paid commissions during fiscal 2004 and 2003.

Stock Option Grants During Fiscal Year 2003


         None of the named executive officers listed in the Summary Compensation Table were granted stock options during the fiscal year ended March 31, 2004.

         Set forth below is information with respect to unexercised options held by our named executive officers to purchase our common stock.

                 Aggregated Option Exercises in Fiscal Year 2004
                        and Fiscal Year End Option Values


                                                             Number of Unexercised
                             Number of                  Securities Underlying Options        Value of Unexercised
                              Shares                        at March 31, 2004                In-the-Money Options
                            Acquired on       Value     -----------------------------     ----------------------------
Name                         Exercise       Realized       Exercisable  Unexercisable     Exercisable    Unexercisable
-----------------------     -----------     --------    --------------  -------------     -----------    -------------
John P. Howlett.........         --           $ 0                    0             0          $ 0           $ 0
Ronald A. Seitz........          --           $ 0                    0             0          $ 0           $ 0
Sam Bhatt...............         --           $ 0               14,750         1,250          $ 0           $ 0
Guy Fessenden                    --           $ 0                    0             0          $ 0           $ 0


Compensation Committee Interlocks and Insider Participation

         Currently, there is no compensation committee. The members of the entire board deliberate and decide compensation. Neither Mr. Jerd nor Mr. Raymond is or has been an employee or an officer of our company. Mr. Howlett is our Chairman and Chief Executive Officer, and Mr. Seitz is our President and Chief Operating Officer.

Report of the Board Regarding Executive Compensation

The Board as a whole meets to discuss executive compensation. For FY2005, the Board determined that increases to executive compensation should conform to recommendations received from our consultant, Compensation Consulting Alternatives. CCA has gathered average compensation data for the Computer Software/Services Industry that had been publicly released by Mercer's US Compensation Planning Survey, World at Work's Salary Budget Survey as well as Compensation Resource's Compensation Planning Survey. Based on CCA's report, increases in executive compensation for FY2005 were set at rates not to exceed 4% of base salary. The board also recommended reinstating a management bonus plan once earnings had returned to budgeted levels.

February 3, 2005                   Board of Directors
                                   John P. Howlett
                                   Ronald A. Seitz
                                   R. Frank Jerd
                                   George F. Raymond

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         There are no relationships or related party transactions of a nature required to be disclosed hereunder.

                                PERFORMANCE GRAPH


         The following graph illustrates the cumulative total shareholder return (rounded to the nearest whole dollar) of our common stock during the period from January 17, 2001 -- the date on which we acquired Emtec, Inc., a New Jersey corporation, and commenced our current business -- through March 31, 2004 and compares it to the cumulative total return on (i) the Nasdaq Composite Index and
(ii) the Peer Group Index (capitalization weighted). The comparison assumes a $100 investment on January 17, 2001 in our common stock and in each of the foregoing indices and assumes reinvestment of dividends, if any. This table is not intended to forecast future performance of our common stock.


                                   EMTEC, INC.
                           RELATIVE MARKET PERFORMANCE
                 TOTAL RETURN JANUARY 17, 2001 - MARCH 31, 2004


                               [PERFORMANCE GRAPH]



                                      1/17/2001    3/31/2001   3/31/2002   3/31/2003     3/31/2004

EMTEC, INC.                            $ 100.00      $ 61.32     $ 43.48     $ 21.01       $ 97.83
NASDAQ STOCK MARKET (U.S.)             $ 100.00      $ 68.60     $ 68.78     $ 49.99       $ 74.33
PEER GROUP                             $ 100.00      $ 85.21    $ 107.21     $ 38.19      $ 114.58





(1) Graph assumes $100 invested on January 17, 2001 in the Company's Common Stock, the Nasdaq Composite Index and the Peer Group Index (capitalization weighted).

(2) Cumulative total return assumes reinvestment of dividends, if any.

(3) The Company has constructed a Peer Group Index consisting of other computer systems integrators that also provide information technology consulting services to their clients, including CompuCom Systems, Inc., Datatec Systems, Inc., Alphanet Solutions, Inc., Micros-to-Mainframes, Inc., Pomeroy Computer Resources, Inc., and TransNet Corporation. The Company believes that these companies most closely resemble the Company's business mix and that their performance is representative of the industry.

                              INDEPENDENT AUDITORS

         Baratz & Associates, P.A. ("BA") was retained as our independent auditors for our fiscal year ended March 31, 2004. A representative of BA is expected to attend the Annual Meeting. He or she will have the opportunity to speak at the meeting and will also respond to appropriate questions.

         The following table sets forth the aggregate fees incurred by us for the fiscal year ended March 31, 2004 and 2003 to our principal auditing firm:


                                   2004      2003
                                   ----      ----

Audit Fees .......              $ 86,000   $ 86,000
Audit Related Fees              $    500   $  7,000
Tax Fees .........              $ 20,000   $ 16,000
All Other Fees ...              $  7,000   $  7,000
                                --------   ---------
Total ............              $113,500   $116,000
                                ========   =========


         Audit Fees: The Audit Fees billed by BA for the fiscal years ended March 31, 2004 and March 31, 2003, respectively, were for professional services rendered for the audits of the financial statements of the Company, quarterly reviews, and assistance with the review of documents filed with the Securities and Exchange Commission.

         Audit Related Fees: The Audit Related Fees for the fiscal years ended March 31, 2004 and March 31, 2003, respectively, were for attendance at the annual stockholders meeting, and were for the advice and guidance on the Form 8-K filings concerning the acquisitions of Acentra Technologies, Inc. and Turnkey Computer Systems.

         Tax Fees: The Tax Fees billed by BA for the fiscal years ended March 31, 2004 and March 31, 2003, respectively, were for services performed in connection with income tax compliance.

         All Other Fees: All Other fees billed by BA for the fiscal years ended March 31, 2004 and March 31, 2003, respectively, were for professional services rendered for the 401K audit.

Our board of directors has adopted a policy that requires advance approval of all audit, audit-related, tax services, and other services performed by our independent auditor. The policy provides for pre-approval by the board of directors of specifically defined audit and non-audit services. Unless the specific service has been previously pre-approved with respect to that year, the board of directors must approve the permitted service before the independent auditor is engaged to perform it.

                STOCKHOLDER PROPOSALS FOR THE 2005 ANNUAL MEETING

         Under SEC rules, stockholders intending to present a proposal at the 2005 Annual Meeting and have it included in our proxy statement must submit the proposal in writing to Ronald A. Seitz, President and Chief Operating Officer, Emtec, Inc., 572 Whitehead Road, Trenton, New Jersey 08619. We must receive the proposal no later than October 7, 2005.

                                                                      APPENDIX 1


                                   EMTEC, INC.

                       2004 ANNUAL MEETING OF STOCKHOLDERS

           This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints John P. Howlett and Ronald A. Seitz as proxies, each with the power to appoint his substitute, and hereby authorizes them, and each of them, to vote all shares of common stock of Emtec, Inc. (the "Company") held of record by the undersigned on February 4, 2005, at the 2004 Annual Meeting of Stockholders, to be held at the Courtyard Marriott Hotel, 260 Scotch Road, Ewing, New Jersey 08628, on Monday, March 7, 2005 at 11:00 a.m., or any adjournment or postponement thereof.

When properly executed, this proxy will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, this proxy will be voted "for" each of the proposals set forth on the reverse side

                (Continued and to be Completed on Reverse Side.)

[X]    Please mark
       your votes as
       indicated in
       this example


1. Election of Directors:

FOR               WITHHELD
 Nominee          From Nominee        Nominee: R. Frank Jerd (3 year term)
  [ ]               [ ]

FOR               WITHHELD
 Nominee          From Nominee        Nominee: George F. Raymond (1 year term)
  [ ]               [ ]


2. To transact such other business as may properly come before the meeting.


       Yes, I plan to attend the 2004 Annual Stockholders Meeting   [ ]

Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Dated:_____________________________, 2005


-----------------------------------------
       Signature


-----------------------------------------
       Signature


PLEASE SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE.